UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2022

GCP Applied Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37533	47-3936076
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2325 Lakeview Parkway Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617)-876-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on December 5, 2021, GCP Applied Technologies Inc., a Delaware corporation (“GCP” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cyclades Parent, Inc., a Delaware corporation (“Parent”), Cyclades Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”) and, solely for the purposes of Section 8.13 thereof, Compaignie de Saint-Gobain S.A., a société anonyme organized under the laws of France (“Guarantor”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into GCP (the “Merger”), with GCP continuing as the surviving corporation of the Merger and as a wholly-owned subsidiary of Parent.

On January 24, 2022, the Compensation Committee of the Company’s Board of Directors approved the grant of retention bonuses (each a “Retention Bonus”) to certain employees of the Company, including the Executives (as defined below), to be made pursuant to retention incentive agreements (the “Retention Agreements”). On January 24, 2022, the Company entered into Retention Agreements with Simon Bates (Chief Executive Officer of the Company) and Craig Merrill (Chief Financial Officer of the Company) (each an “Executive,” and together, the “Executives”). The Retention Agreements are designed to retain key talent, including the Executives, during the period between the signing of the Merger Agreement and the consummation of the Merger.

Pursuant to the Retention Agreements, (i) 50% of an Executive’s Retention Bonus will be payable within 60 days following the consummation of the Merger (the “Closing Date”), provided that the Executive remains continuously actively employed by the Company through the Closing Date; (ii) 50% of an Executive’s Retention Bonus will be payable within 60 days following the date that is 90 days following the Closing Date, provided that the Executive remains continuously actively employed by the Company through such date; and (iii) if an Executive’s employment is terminated without “cause” by the Company or due to a resignation for “good reason” by an Executive, in each case, prior to the payment of any unpaid portion of the Retention Bonus, subject to such Executive’s executing a release of claims, such Executive will be entitled to payment of any unpaid portion of such Retention Bonus amount. The amount of Retention Bonus for Simon Bates is $825,000, and for Craig Merrill is $600,000. In the event the Closing Date does not occur prior to December 5, 2022 (which date may be extended through March 5, 2023 by the Company in its discretion), the Retention Agreements will terminate and no Retention Bonuses will be due to employees, including the Executives.

The foregoing description of the letter agreements does not purport to be complete and is qualified in its entirety by reference to the text of each of the agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

* * *

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving GCP, Parent, Merger Sub and Guarantor. A special meeting of the stockholders of GCP will be announced as promptly as practicable to seek stockholder approval in connection with the proposed Merger. GCP has filed with the SEC a preliminary proxy statement and other relevant documents in connection with the proposed Merger, and expects to file with the SEC a definitive proxy statement. The definitive proxy statement will be sent or given to the stockholders of GCP and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF GCP ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GCP, PARENT, MERGER SUB, GUARANTOR AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by GCP with the SEC at the SEC’s website at www.sec.gov, at GCP’s website at www.gcpat.com or by sending a written request to GCP Applied Technologies Inc., Attn: GCP Shareholder Services, 2325 Lakeview Parkway, Alpharetta Georgia, 30009.

Participants in the Solicitation

GCP and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of GCP’s stockholders in connection with the Merger will be set forth in GCP’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the Merger will be set forth in the definitive proxy statement when it is filed with the SEC in connection with the Merger. You can find information about GCP’s executive officers and directors in the definitive proxy statement on Schedule 14A filed by GCP in connection with its 2021 Annual Meeting of Stockholders (the “Annual Meeting Proxy Statement”), which was filed with the SEC on March 26, 2021. To the extent that holdings of GCP’s securities have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward Looking Statements

This announcement contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when GCP or its management is discussing its beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance but instead represent only the beliefs of GCP and its management at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside GCP’s control. Actual results and outcomes may differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement, the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Merger; (2) the risk that the Merger Agreement may be terminated in circumstances requiring GCP to pay a termination fee of $71 million; (3) the risk that the Merger disrupts GCP’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on the ability of GCP to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the Merger on GCP’s operating results and business generally; (6) the amount of costs, fees and expenses related to the Merger; (7) the risk that GCP’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against GCP and others; (9) other factors that could affect GCP’s business such as, without limitation, cyclical and seasonal nature of the industries that GCP serves; foreign operations, especially in emerging regions; changes in currency exchange rates; business disruptions due to public health or safety emergencies, such as the novel strain of coronavirus (“COVID-19”) pandemic; the cost and availability of raw materials and energy; the effectiveness of GCP’s research and development, new product introductions and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting GCP’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting GCP’s funded and unfunded pension obligations; warranty and product liability claims; legal proceedings; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel; the handling of hazardous materials and the costs of compliance with environmental regulations; extreme weather events and natural disasters; and (10) other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time period or at all.

If the proposed transaction is consummated, GCP’s stockholders will cease to have any equity interest in GCP and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in GCP’s Annual Report on Form 10-K for the year ended December 31, 2020 as well as GCP’s subsequent filings and quarterly reports and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on GCP’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, GCP undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

10.1	Retention Incentive Agreement between GCP Applied Technologies Inc. and Simon Bates, effective as of January 24, 2022.

10.2	Retention Incentive Agreement between GCP Applied Technologies Inc. and Craig Merrill, effective as of January 24, 2022.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.
Date: January 28, 2022	By:	/s/ Michael W. Valente
Michael W. Valente
Vice President, General Counsel and Secretary

Exhibit 10.1

RETENTION INCENTIVE AGREEMENT

This RETENTION INCENTIVE AGREEMENT (this “Agreement”) is made and entered into this 24th day of January, 2022 (“Effective Date”) by and between GCP Applied Technologies, Inc. (the “Company”) and Simon Bates, (the “Employee”). The Company is a party to that Agreement and Plan of Merger entered into as of December 5, 2021 pursuant to which the Company will be acquired by certain other parties to that agreement (the “Purchase Agreement”).

The parties desire to enter into this Agreement to provide the Employee with an incentive to continue Employee’s employment with the Company for a period of time through and following the date of the consummation of the transactions contemplated under the Purchase Agreement (the “Closing Date”).

Accordingly, in consideration of the mutual covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Employee agree as follows:

I. Retention Bonus. The Employee shall have an opportunity to earn a certain retention bonus (“Retention Bonus”) in accordance with the following provisions:

A. Retention Bonus Calculation. The amount of the Retention Bonus shall equal Eight Hundred And Twenty Five Thousand US Dollars ($825,000). All payments made to or on behalf of the Employee under the terms of this Agreement shall be subject to all withholdings required or permitted by law (such as income and payroll taxes) and such additional withholdings as may be agreed upon by the Employee.

B. Retention Bonus Payment Schedule

1. The Retention Bonus shall be payable in two (2) equal installments.

a) The first installment will be paid within sixty (60) days following the Closing Date provided the employee remains continuously actively employed by the Company from the date of this Agreement through the Closing Date.

b) The second installment will be paid within sixty (60) days following the date that is ninety (90) days following the Closing Date provided the employee remains continuously actively employed by the Company from the date of this Agreement through such date.

2. To be eligible to receive each installment of the Retention Bonus, the Employee:

a) must remain compliant with all Company policies and practices;

b) must remain compliant with all of Employee’s contractual obligations to the Company.

3. As a condition of payment of either installment of the Retention Bonus, the Employ will be required to execute and not revoke a release of claims in a form to be provided by the Company relating to all employment-related matters, excluding any claims relating to payment under this Agreement or any severance obligations.

4. In the event that the employee has not previously entered into a restrictive covenant agreement, the Employee may be required, as a condition of payment of either installment of the Retention Bonus, to execute an agreement with the Company containing post-employment restrictive covenants including, without limitation a non-compete, a non-solicitation of employees and a non-solicitation of customers for a period not to exceed 12 months post-termination.

5. If the Company terminates the Employee’s employment without Cause prior to the payment of any portion of the Retention Bonus, the Employee will be immediately entitled to payment of any unpaid portion of the Retention Bonus. Payment of the Retention Bonus upon such termination will be conditioned upon execution of a release and/or a restrictive covenant agreement as otherwise provided herein.

a) The term “Cause” used in this Agreement shall mean: (i) fraud against the Company or its affiliates; (ii) failure or any refusal to implement or undertake the lawful directives of the Chief Executive Officer, the Employee’s direct supervisor or the Company’s Board of Directors; (iii) engaging in conduct that causes injury, monetary or otherwise, to the Company or its affiliates, or that reflects adversely on the Company or its affiliates, or materially affects the Employee’s ability to perform his duties; (iv) arrest for, indictment for, or being formally charged with, the commission of a felony or commission of a crime, whether or not a felony, involving the Employee’s duties for the Company or that may reflect unfavorably on the Company or its affiliates, or bring the Employee into public disrepute or scandal; (v) theft, misappropriation, embezzlement or conversion of the assets or opportunities of the Company or its affiliates; (vi) a material breach of the terms, covenants or representations of this Agreement, and/or (vii) a material violation of Company policies.

b) Notwithstanding the foregoing, in the event the Employee has a separate written agreement with the Company that defines Cause, the definition in that separate agreement shall apply for purposes of this Agreement.

6. If the Employee terminates his or her employment with Good Reason prior to the payment of any portion of the Retention Bonus, the Employee will be immediately entitled to payment of any unpaid portion of the Retention Bonus. Payment of the Retention Bonus upon such termination will be conditioned upon execution of a release and/or a restrictive covenant agreement as otherwise provided herein.

a) The term “Good Reason” used in this Agreement shall mean the occurrence of any of the following events without the written consent of the Employee: (i) a material reduction by the Company in the Employee’s Base Salary (other than an inadvertent reduction in Base Salary not occurring in bad faith and that is remedied by the Company within 45 days after receipt of notice thereof given by the Employee); (ii) relocation, beyond thirty five (35) miles from the office used by the Employee as the Employee’s principal business location in connection with the provision of services to the Company; (iii) a material reduction in the Employee’s duties; or (iv) the material breach by the Company of any provision of this Agreement.

b) Notwithstanding the foregoing, in the event the Employee has a separate written agreement with the Company that defines Good Reason, the definition in that separate agreement shall apply for the purposes of this Agreement.

II. Term of Agreement. In the event that the transaction is not consummated or the Closing Date does not occur prior to December 5, 2022, this Agreement will terminate, and no retention payments will be due. Notwithstanding the foregoing, the Company in its discretion may extend this Agreement through March 5, 2023 in the Company’s sole discretion and such extension may be evidenced by notice to the employee by any reasonable means determined by the Company.

III. Non-Disclosure. Except as may be required by law, neither the Employee nor the Company shall disclose the financial terms of this Agreement to persons not involved in the operation of the Company and the parties shall disclose the financial terms of the Agreement to those involved in the operation of the Company only as needed to implement the terms of the Agreement or carry out the operations of the Company. The above notwithstanding, the Agreement may be disclosed to: (i) the parties’ attorneys, accountants, financial or tax advisors, and any potential lenders, investors in or purchasers of the Company, provided such persons agree not to disclose such terms of the Agreement further; and (ii) members of the Employee’s immediate family, provided such family members agree not to reveal the terms of the Agreement further.

IV. Successors and Assigns, No Third Party Beneficiaries. The rights and obligations of the Company under this Agreement shall be binding on and inure to the benefit of the Company, its successors and permitted assigns. The rights and obligations of the Employee under this Agreement shall be binding on and inure to the benefit of the heirs and legal representatives of the Employee. Neither party may assign this Agreement without the prior written consent of the other, except that the Company may assign the Agreement to an affiliate of the Company, or to any entity acquiring all or substantially all of the assets or the business of the Company without obtaining the Employee’s prior consent. This Agreement does not create, and shall not be construed as creating any rights enforceable by any person not a party to this Agreement.

V. Waiver or Modification. Any waiver by either party of a breach of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any other breach of such provision of this Agreement. The failure of either party to insist on strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive either party of the right thereafter to insist on strict adherence to that term or any other term of this Agreement. Neither this Agreement nor any part of it may be waived, changed or terminated orally, and any waiver, amendment or modification must be in writing signed by the Employee and the Company.

VI. Choice of Law. This Agreement will be governed and construed and enforced in accordance with the laws of the State of Georgia without regard to its conflicts of law rules. The parties hereby submit to the jurisdiction and venue of any local, state or federal court located within the State of Georgia for resolution of any and all claims, causes of action or disputes arising out of, related to or concerning this Agreement and the parties agree to waive any claim relating to forum non conveniens. Both parties further acknowledge and agree that any suit, action or proceeding, whether claim or counterclaim, of any kind or nature brought by either party arising out of the interpretation, enforcement or breach of this Agreement shall be resolved by a judge alone, and both parties hereby waive and forever renounce the right to a trial before a civil jury of any such suit, action or proceeding.

VII. Entire Agreement; Construction. This Agreement contains the entire understanding of the parties relating to the subject matter of this Agreement and supersedes all other prior written or oral agreements, understandings or arrangements between the parties relating to the subject matter hereof. The Employee acknowledges and agrees that the compensation paid under the terms of this Agreement shall be in full satisfaction of any amounts due in connection with the closing under the Purchase Agreement or otherwise due from the Company in connection with such transaction, except as otherwise expressly agreed to in writing. The Employee acknowledges that, in entering into this Agreement, Employee did not rely and has not relied on any statements or representations not contained in this Agreement. The parties acknowledge and agree that they have been represented by counsel and that each of the parties has participated in the drafting of this Agreement. Accordingly, it is the intention and agreement of the parties that the language, terms and conditions of this Agreement are not to be construed in any way against or in favor of any party hereto by reason of the responsibilities in connection with the preparation of this Agreement.

VIII. Severability. Any term or provision of this Agreement that is determined to be invalid or unenforceable by any court of competent jurisdiction in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction and such invalid or unenforceable provision shall be modified by such court so that it is enforceable to the extent permitted by applicable law.

IX. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile or registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section IX):

If to Company:

GCP Applied Technologies, Inc.

2325 Lakeview Parkway

Alpharetta, Georgia 30009

Attn: General Counsel

If to Employee:

ADDRESS

X. Affiliates. Whenever used in the Agreement, the term “affiliates” shall refer to any parent, subsidiary, or other entity (including but not limited to any parent or subsidiary of any such parent, subsidiary or other entity) connected to the Company by common ownership and control, regardless of corporate form.

XI. Section 409A Compliance. Except as otherwise expressly provided in this Agreement, any payment that would otherwise constitute deferred compensation within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), shall be paid within 2 1⁄2 months following the end of the year in which such amount has been earned, but in no case later than the December 31st following the calendar year in which such compensation is otherwise earned. Although the Company makes no guarantee with respect to the tax or other treatment of payments or benefits under this Agreement and shall not be responsible in any event with regard to this Agreement’s compliance with Section 409A, payments under this Agreement are intended to be exempt from or comply with the applicable requirements of Section 409A and will be limited, construed and interpreted in a manner so as to comply therewith. In furtherance of the foregoing:

A. notwithstanding any provision of this Agreement to the contrary, if the Employee is a “specified employee” as defined for purposes of Section 409A, then all payments to be made to the Employee hereunder due to the termination of employment will be paid, or commence to be paid, on the earlier of the date which is six (6) months after (x) the date that the Employee employment with the Company is terminated; or (y) the date of death;

B. notwithstanding any provision of this Agreement to the contrary, the Employee’s employment with the Company will not be deemed to have been terminated unless and until the Employee has had a “separation from service,” as determined under Section 409A; and

C. each payment that is part of a series of payment will be a single payment for purposes of Section 409A.

XII. Survival. The covenants, agreements, representations and warranties contained in this Agreement shall survive the termination of the Employee’s employment with the Company or its affiliates at any time and for any reason.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties as of the first date written above.

EMPLOYEE:	COMPANY:

/s/ Simon Bates

By: /s/ Craig Merrill

Name: Craig Merrill

Title: Chief Financial Officer

Exhibit 10.2

RETENTION INCENTIVE AGREEMENT

This RETENTION INCENTIVE AGREEMENT (this “Agreement”) is made and entered into this 24th day of January, 2022 (“Effective Date”) by and between GCP Applied Technologies, Inc. (the “Company”) and Craig Merrill, (the “Employee”). The Company is a party to that Agreement and Plan of Merger entered into as of December 5, 2021 pursuant to which the Company will be acquired by certain other parties to that agreement (the “Purchase Agreement”).

The parties desire to enter into this Agreement to provide the Employee with an incentive to continue Employee’s employment with the Company for a period of time through and following the date of the consummation of the transactions contemplated under the Purchase Agreement (the “Closing Date”).

Accordingly, in consideration of the mutual covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Employee agree as follows:

I. Retention Bonus. The Employee shall have an opportunity to earn a certain retention bonus (“Retention Bonus”) in accordance with the following provisions:

A. Retention Bonus Calculation. The amount of the Retention Bonus shall equal Six-Hundred Thousand US Dollars ($600,000). All payments made to or on behalf of the Employee under the terms of this Agreement shall be subject to all withholdings required or permitted by law (such as income and payroll taxes) and such additional withholdings as may be agreed upon by the Employee.

B. Retention Bonus Payment Schedule

1. The Retention Bonus shall be payable in two (2) equal installments.

a) The first installment will be paid within sixty (60) days following the Closing Date provided the employee remains continuously actively employed by the Company from the date of this Agreement through the Closing Date.

b) The second installment will be paid within sixty (60) days following the date that is ninety (90) days following the Closing Date provided the employee remains continuously actively employed by the Company from the date of this Agreement through such date.

2. To be eligible to receive each installment of the Retention Bonus, the Employee:

a) must remain compliant with all Company policies and practices;

b) must remain compliant with all of Employee’s contractual obligations to the Company.

3. As a condition of payment of either installment of the Retention Bonus, the Employ will be required to execute and not revoke a release of claims in a form to be provided by the Company relating to all employment-related matters, excluding any claims relating to payment under this Agreement or any severance obligations.

4. In the event that the employee has not previously entered into a restrictive covenant agreement, the Employee may be required, as a condition of payment of either installment of the Retention Bonus, to execute an agreement with the Company containing post-employment restrictive covenants including, without limitation a non-compete, a non-solicitation of employees and a non-solicitation of customers for a period not to exceed 12 months post-termination.

5. If the Company terminates the Employee’s employment without Cause prior to the payment of any portion of the Retention Bonus, the Employee will be immediately entitled to payment of any unpaid portion of the Retention Bonus. Payment of the Retention Bonus upon such termination will be conditioned upon execution of a release and/or a restrictive covenant agreement as otherwise provided herein.

a) The term “Cause” used in this Agreement shall mean: (i) fraud against the Company or its affiliates; (ii) failure or any refusal to implement or undertake the lawful directives of the Chief Executive Officer, the Employee’s direct supervisor or the Company’s Board of Directors; (iii) engaging in conduct that causes injury, monetary or otherwise, to the Company or its affiliates, or that reflects adversely on the Company or its affiliates, or materially affects the Employee’s ability to perform his duties; (iv) arrest for, indictment for, or being formally charged with, the commission of a felony or commission of a crime, whether or not a felony, involving the Employee’s duties for the Company or that may reflect unfavorably on the Company or its affiliates, or bring the Employee into public disrepute or scandal; (v) theft, misappropriation, embezzlement or conversion of the assets or opportunities of the Company or its affiliates; (vi) a material breach of the terms, covenants or representations of this Agreement, and/or (vii) a material violation of Company policies.

b) Notwithstanding the foregoing, in the event the Employee has a separate written agreement with the Company that defines Cause, the definition in that separate agreement shall apply for purposes of this Agreement.

6. If the Employee terminates his or her employment with Good Reason prior to the payment of any portion of the Retention Bonus, the Employee will be immediately entitled to payment of any unpaid portion of the Retention Bonus. Payment of the Retention Bonus upon such termination will be conditioned upon execution of a release and/or a restrictive covenant agreement as otherwise provided herein.

a) The term “Good Reason” used in this Agreement shall mean the occurrence of any of the following events without the written consent of the Employee: (i) a material reduction by the Company in the Employee’s Base Salary (other than an inadvertent reduction in Base Salary not occurring in bad faith and that is remedied by the Company within 45 days after receipt of notice thereof given by the Employee); (ii) relocation, beyond thirty five (35) miles from the office used by the Employee as the Employee’s principal business location in connection with the provision of services to the Company; (iii) a material reduction in the Employee’s duties; or (iv) the material breach by the Company of any provision of this Agreement.

b) Notwithstanding the foregoing, in the event the Employee has a separate written agreement with the Company that defines Good Reason, the definition in that separate agreement shall apply for the purposes of this Agreement.

II. Term of Agreement. In the event that the transaction is not consummated or the Closing Date does not occur prior to December 5, 2022, this Agreement will terminate, and no retention payments will be due. Notwithstanding the foregoing, the Company in its discretion may extend this Agreement through March 5, 2023 in the Company’s sole discretion and such extension may be evidenced by notice to the employee by any reasonable means determined by the Company.

III. Non-Disclosure. Except as may be required by law, neither the Employee nor the Company shall disclose the financial terms of this Agreement to persons not involved in the operation of the Company and the parties shall disclose the financial terms of the Agreement to those involved in the operation of the Company only as needed to implement the terms of the Agreement or carry out the operations of the Company. The above notwithstanding, the Agreement may be disclosed to: (i) the parties’ attorneys, accountants, financial or tax advisors, and any potential lenders, investors in or purchasers of the Company, provided such persons agree not to disclose such terms of the Agreement further; and (ii) members of the Employee’s immediate family, provided such family members agree not to reveal the terms of the Agreement further.

IV. Successors and Assigns, No Third Party Beneficiaries. The rights and obligations of the Company under this Agreement shall be binding on and inure to the benefit of the Company, its successors and permitted assigns. The rights and obligations of the Employee under this Agreement shall be binding on and inure to the benefit of the heirs and legal representatives of the Employee. Neither party may assign this Agreement without the prior written consent of the other, except that the Company may assign the Agreement to an affiliate of the Company, or to any entity acquiring all or substantially all of the assets or the business of the Company without obtaining the Employee’s prior consent. This Agreement does not create, and shall not be construed as creating any rights enforceable by any person not a party to this Agreement.

V. Waiver or Modification. Any waiver by either party of a breach of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any other breach of such provision of this Agreement. The failure of either party to insist on strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive either party of the right thereafter to insist on strict adherence to that term or any other term of this Agreement. Neither this Agreement nor any part of it may be waived, changed or terminated orally, and any waiver, amendment or modification must be in writing signed by the Employee and the Company.

VI. Choice of Law. This Agreement will be governed and construed and enforced in accordance with the laws of the State of Georgia without regard to its conflicts of law rules. The parties hereby submit to the jurisdiction and venue of any local, state or federal court located within the State of Georgia for resolution of any and all claims, causes of action or disputes arising out of, related to or concerning this Agreement and the parties agree to waive any claim relating to forum non conveniens. Both parties further acknowledge and agree that any suit, action or proceeding, whether claim or counterclaim, of any kind or nature brought by either party arising out of the interpretation, enforcement or breach of this Agreement shall be resolved by a judge alone, and both parties hereby waive and forever renounce the right to a trial before a civil jury of any such suit, action or proceeding.

VII. Entire Agreement; Construction. This Agreement contains the entire understanding of the parties relating to the subject matter of this Agreement and supersedes all other prior written or oral agreements, understandings or arrangements between the parties relating to the subject matter hereof. The Employee acknowledges and agrees that the compensation paid under the terms of this Agreement shall be in full satisfaction of any amounts due in connection with the closing under the Purchase Agreement or otherwise due from the Company in connection with such transaction, except as otherwise expressly agreed to in writing. The Employee acknowledges that, in entering into this Agreement, Employee did not rely and has not relied on any statements or representations not contained in this Agreement. The parties acknowledge and agree that they have been represented by counsel and that each of the parties has participated in the drafting of this Agreement. Accordingly, it is the intention and agreement of the parties that the language, terms and conditions of this Agreement are not to be construed in any way against or in favor of any party hereto by reason of the responsibilities in connection with the preparation of this Agreement.

VIII. Severability. Any term or provision of this Agreement that is determined to be invalid or unenforceable by any court of competent jurisdiction in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction and such invalid or unenforceable provision shall be modified by such court so that it is enforceable to the extent permitted by applicable law.

IX. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile or registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section IX):

If to Company:

GCP Applied Technologies, Inc.

2325 Lakeview Parkway

Alpharetta, Georgia 30009

Attn: General Counsel

If to Employee:

ADDRESS

X. Affiliates. Whenever used in the Agreement, the term “affiliates” shall refer to any parent, subsidiary, or other entity (including but not limited to any parent or subsidiary of any such parent, subsidiary or other entity) connected to the Company by common ownership and control, regardless of corporate form.

XI. Section 409A Compliance. Except as otherwise expressly provided in this Agreement, any payment that would otherwise constitute deferred compensation within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), shall be paid within 2 1⁄2 months following the end of the year in which such amount has been earned, but in no case later than the December 31st following the calendar year in which such compensation is otherwise earned. Although the Company makes no guarantee with respect to the tax or other treatment of payments or benefits under this Agreement and shall not be responsible in any event with regard to this Agreement’s compliance with Section 409A, payments under this Agreement are intended to be exempt from or comply with the applicable requirements of Section 409A and will be limited, construed and interpreted in a manner so as to comply therewith. In furtherance of the foregoing:

A. notwithstanding any provision of this Agreement to the contrary, if the Employee is a “specified employee” as defined for purposes of Section 409A, then all payments to be made to the Employee hereunder due to the termination of employment will be paid, or commence to be paid, on the earlier of the date which is six (6) months after (x) the date that the Employee employment with the Company is terminated; or (y) the date of death;

B. notwithstanding any provision of this Agreement to the contrary, the Employee’s employment with the Company will not be deemed to have been terminated unless and until the Employee has had a “separation from service,” as determined under Section 409A; and

C. each payment that is part of a series of payment will be a single payment for purposes of Section 409A.

XII. Survival. The covenants, agreements, representations and warranties contained in this Agreement shall survive the termination of the Employee’s employment with the Company or its affiliates at any time and for any reason.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties as of the first date written above.

EMPLOYEE:	COMPANY:

By: /s/ Simon Bates

/s/ Craig Merrill	Name: Simon Bates

Title: President and Chief Executive Officer